                                                                  Exhibit 10.27

                 [First Amendment to Credit Agreement]

NationsBank
Energy Banking Group
P.O. Box 830104
Dallas, TX 75283-0104
Tel 214 508-1200

December 22, 1998

St. Mary Land & Exploration Company
Mr. David L. Henry, Chief Financial Officer
1776 Lincoln Street, 11th Floor
Denver, Colorado, 80203

RE: Credit Agreement dated June 30, 1998 between St. Mary Land & Exploration
    Company and NationsBank, N.A., as Agent, and Lenders.

Dear David:

Pursuant to Section 7.5 Limitation on Sales of Property, Lenders hereby consent to Borrower's sale of certain oil and gas properties located in Oklahoma.
Additionally, upon the sale of such properties, the Aggregate Borrowing Base is reduced to $105,000,000 until the next Determination Date. For purposes of this reduction, the effective date of ther revised Aggregate Borrowing Base is
December 21, 1998.

David, please feel free to call me if you have any questions or if I can be of additional assistance.

Sincerely,

David C. Rubenking
Senior Vice President

Cc: Tom Foncannon
    Mark Thompson